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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1



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Section 7.3 Indenture                                                            Distribution Date:                 8/15/01
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                 0.00
             Class B Principal Payment                                                 0.00
             Class C Principal Payment                                                 0.00
                       Total

        Amount of the distribution allocable to the principal on the
        Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                 0.00
             Class B Principal Payment                                                 0.00
             Class C Principal Payment                                                 0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                               2,500,000.00
               Class B Note Interest Requirement                                 217,708.33
               Class C Note Interest Requirement                                 305,356.60
                       Total                                                   3,023,064.93

        Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                    3.33333
               Class B Note Interest Requirement                                    3.48333
               Class C Note Interest Requirement                                    3.80000

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                   750,000,000
               Class B Note Principal Balance                                    62,500,000
               Class C Note Principal Balance                                    80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                        8,928,570.00

(v)     Required Owner Trust Spread Account Amount                             8,928,570.00
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                                                      By:
                                                           --------------------
                                                      Name:  Patricia M. Garvey
                                                      Title: Vice President